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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 15, 1995, except for the "Discontinued operations" note, as to which the date is March 17, 1995, in the Registration
Statement (Form S-3 No. 33-     ) and Related Prospectus of Bally Entertainment
Corporation for the registration of Convertible Preferred Stock.

                                          ERNST & YOUNG LLP

Chicago, Illinois
August 3, 1995